UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 1, 2026

TORRID HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40571	84-3517567
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
18501 East San Jose Avenue
City of Industry, California 91748
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (626) 667-1002

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	CURV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Chief Commercial Officer
Effective April 1, 2026, the Board of Directors of Torrid Holdings Inc. (the “Company”) appointed Ms. Ashlee Wheeler, age 41, as Chief Commercial Officer of the Company (the “Effective Date”).

Ms. Wheeler most recently served as Chief Planning and Strategy Officer of the Company. Ms. Wheeler has been with Torrid for approximately 15 years in a variety of roles of increasing responsibility including merchandise planning, commercial planning, and inventory management. She was promoted to Chief Planning and Strategy Officer in June 2024. Prior to joining Torrid, Ms. Wheeler spent five years at Lucky Brand Jeans in Merchandising Planning.

In her role as the Chief Commercial Officer of the Company, Ms. Wheeler will be eligible to receive the following: (i) an initial annual base salary of $625,000, less required deductions and withholdings, (ii) equity grants as determined by the board of directors, and (iii) an annual cash bonus with a target opportunity equal to 75% of her base salary, less required deductions and withholdings; provided, that Ms. Wheeler’s annual bonus in respect of fiscal year 2026 will be paid based on target achievement and prorated for her service during the 2026 fiscal year.

Ms. Wheeler is not a party to any arrangement or understanding regarding her selection as an officer. There are no family relationships between Ms. Wheeler and any director or executive officer of the Company. Ms. Wheeler is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORRID HOLDINGS INC.

	By:	/s/ BRIDGETT C. ZETERBERG
	Name:	Bridgett C. Zeterberg
	Title:	Chief Human Resources Officer, Chief Legal Officer and Corporate Secretary
Date: April 3, 2026